SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): April 12, 2012



                                 BIOCUREX, INC.
                       ----------------------------------
                 (Name of Small Business Issuer in its charter)

     Texas                              0-26947                 75-2742601
----------------------------       ------------------        ------------------
(State or other jurisdiction      (Commission File No.)      (IRS Employer
of incorporation)                                            Identification No.)


                           7080 River Road, Suite 215
                   Richmond, British Columbia , Canada V6X 1X5
              ----------------------------------------------------
          (Address of Principal Executive Offices, including Zip Code)


       Registrant's telephone number, including area code: (866) 884-8669




                                       N/A
                   ------------------------------------------
          (Former name or former address if changed since last report)

Item 9.01.  Financial Statements and Exhibits

Exhibit No.    Description
-----------    -----------

    23 Consent of the Company's independent registered public accounting firm to the incorporation by reference of their auditor's report dated March 29, 2012 in the Company's Registration Statement on Form S-8 (File No. 333-174613).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: April 12, 2012

                                     BIOCUREX, INC.


                                     By:/s/ Dr. Ricardo Moro
                                        -------------------------------------
                                        Dr. Ricardo Moro, President